SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of report: January 2, 2003
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                           Tidelands Bancshares, Inc.
        (Exact name of small business issuer as specified in its charter)



 South Carolina                  333-97035                   02-0570232
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)



      875 Lowcountry Boulevard, Mount Pleasant, SC               29464
     (Address of Principal Executive Offices)                  (Zip Code)



                                 (843) 388-8433
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 4. Changes in Registrant's Certifying Accountant.

(a) Tourville, Simpson and Caskey, L.L.P. (TSC), which has served as the principal independent accountant for the Registrant since May 2002, resigned from such position effective January 2, 2003. TSC's report on the financial statements of the Company for the period ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and TSC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TSC, would have caused it to make reference to the subject matter of the disagreements in connection with its report. A letter from TSC is attached as
Exhibit 16.1 to this Report.

The disclosures required by Item 304(a)(1)(iv)(B) of Regulation S-B are not applicable.

     (b) Elliott Davis, LLC, certified public accountants, was engaged by the Registrant on January 2, 2003, to audit the financial statements for the year ending December 31, 2002. The Registrant did not consult Elliott Davis regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 7. Financial Statements, Pro Forma Financial Information and  Exhibits.

(c) Exhibits

Exhibit
Number        Description of Exhibit
----------    ---------------------------
16.1          Letter of Tourville, Simpson and Caskey, L.L.P. regarding change in certifying accountant.




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TIDELANDS BANCSHARES, INC.


                                   By:   /s/ John M. Digby
                                        -------------------------------
                                        John M. Digby, Chief Financial Officer

                                        January 7, 2003


                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit
-------        ----------------------
*16.1          Letter of Tourville, Simpson and Caskey, L.L.P. regarding change in certifying accountant.


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* Filed herewith.



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